THE MONTGOMERY VARIABLE SERIES
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MONTGOMERY VARIABLE SERIES:
  EMERGING MARKETS FUND
                                                       RULE 497(c):
THE MONTGOMERY FUNDS III                      File Nos. 33-84450; 811-8782
600 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(800) 572-3863


PROSPECTUS
April 25, 1995
(as amended November 1, 1995)


Shares of Montgomery Variable Series: Emerging Markets Fund, a series of The Montgomery Funds III (the "Trust"), an open-end investment company, are offered by this Prospectus. Shares of the Fund are sold only to insurance company separate accounts ("Accounts") to fund the benefits of variable life insurance policies or variable annuity contracts ("Variable Contracts") owned by their respective policy holders, or contract holders, and to qualified pension and retirement plans. References to shareholders or investors in this Prospectus are to the Accounts or qualified pension and retirement plans. The variable annuity and variable life insurance contracts involve fees and expenses not described in this Prospectus. Please refer to the prospectuses related to those contracts.

The Fund is managed by Montgomery Asset Management, L.P. (the "Manager"). Montgomery Variable Series: Emerging Markets Fund ("Emerging Markets Fund") seeks capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing. As is the case for all mutual funds, attainment of the Fund's investment objective cannot be assured.

Please read this Prospectus before investing in an Account or a sub-account of an Account that invests in the Fund or, in the case of a qualified pension or retirement plan, investing directly in the Fund and retain it for future reference. A Statement of Additional Information dated April 25, 1995, as may be revised, has been filed with the Securities and Exchange Commission, is incorporated by this reference and is available without charge by calling (800) 572-3863 or the insurance company whose Account invests in the Fund.

TABLE OF CONTENTS
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The Fund's Investment Objective and Policies                                   2
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Portfolio Securities                                                           2
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Other Investment Practices                                                     4
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Risk Considerations                                                            7
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Management of the Fund                                                         9
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How To Invest in the Fund                                                     10
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How To Redeem an Investment in the Fund                                       10
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Exchange Privileges and Restrictions                                          10
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How Net Asset Value is Determined                                             10
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Dividends and Distributions                                                   11
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Taxation                                                                      11
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General Information                                                           11
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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                                                               1
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THE FUND'S INVESTMENT OBJECTIVE AND
POLICIES

The Fund's investment objectives and general investment policies are described below. Specific portfolio securities that may be purchased by the Fund are described in "Portfolio Securities" beginning on page 2. Specific investment practices are described in "Other Investment Practices" beginning on page 4, and certain risks associated with investments in the Fund are described in those sections as well as in "Risk Considerations" beginning on page 7.

O  MONTGOMERY VARIABLE SERIES: EMERGING
      MARKETS FUND

The investment objective of the Emerging Markets Fund is capital appreciation, which under normal conditions it seeks by investing at least 65% of its total assets in equity securities of companies in countries having emerging markets. For these purposes, the Fund defines an emerging market country as having an economy that is or would be considered by the World Bank or the United Nations to be emerging or developing.

This Fund currently limits its investments to the following emerging market countries: Latin America (Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay, Venezuela); Asia (China, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan, Thailand, Vietnam); Southern and Eastern Europe (Czech Republic, Greece, Hungary, Poland, Portugal, Turkey); Mid-East (Israel, Jordan); and Africa (Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia, Zimbabwe). In the future, this Fund may invest in other emerging market countries. Under normal conditions, this Fund maintains investments in at least six emerging market countries at all times and does not invest more than 35% of its total assets in any one emerging market country.

This Fund considers emerging market companies to be companies the securities of which are principally traded in the capital market of an emerging market country, companies that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries or from sales made in such emerging market countries, regardless of where the securities of such companies are principally traded, or companies organized under the laws of, and with a principal office in, an emerging market country.

This Fund uses a proprietary, quantitative asset allocation model created by the Manager. This model employs mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization helps determine the percent of assets to invest in each country to maximize expected returns for a given risk level. This Fund's aims are to invest in those countries that are expected to have the highest risk/reward tradeoff when incorporated into a total portfolio context and to construct a portfolio of emerging market investments approximating the risk level of an internationally diversified portfolio of securities in developed markets. This "top-down" country selection is combined with "bottom-up" fundamental industry analysis and stock selection based on original research, publicly available information, and company visits.

This Fund invests primarily in common stock but also may invest in other types of equity and equity derivative securities. It may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. See "Portfolio Securities," "Risk Considerations" and the Appendix in the Statement of Additional Information.

This Fund may invest in certain debt securities issued by the governments of emerging market countries that are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments. If such securities are convertible to equity investments, the Fund deems them to be equity derivative securities. The Fund also may invest up to 20% of its total assets in the equity securities of companies constituting the Morgan Stanley Capital International Europe, Australia, Far East Index (the "EAFE Index"). See "Portfolio Securities." These companies typically have larger average market capitalizations than the emerging market companies in which this Fund generally invests. Accordingly, subject to its investment objective, this Fund invests in EAFE Index companies for temporary defensive strategies.

Josephine Jimenez, CFA, and Bryan L. Sudweeks, Ph.D.,
CFA, are jointly responsible for managing the Emerging
Markets Fund's portfolio.  See "Management of the Fund."

PORTFOLIO SECURITIES

EQUITY SECURITIES

In seeking its investment objective, the Fund emphasizes investments in common stock. The Fund may invest in other types of equity securities and equity derivative securities, such as preferred stocks, convertible securities, warrants, units, rights, options on securities and on securities indices.

DEPOSITARY RECEIPTS

The Fund may invest in both sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, sometimes called Continental Depositary Receipts, are issued in Europe, typically by foreign banks and trust companies, and evidence ownership of either foreign or domestic underlying securities. Unsponsored ADR and EDR programs are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs and EDRs, and the prices of unsponsored ADRs and EDRs may be more volatile.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities as a form of equity security. A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. Through their conversion feature, they provide an opportunity to participate in capital appreciation resulting from a market price advance in the underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as its market value rises and decrease as the market value declines. For purposes of allocating the Fund's investments, the Manager regards convertible securities as a form of equity security.

SECURITIES WARRANTS

The Fund may invest up to 5% of its net assets in warrants, including up to 2% of net assets for those not listed on a securities exchange. A warrant typically is a long-term option issued by a corporation that generally gives the holder the privilege of buying a specified number of shares of its underlying common stock at a specified exercise price by a particular expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If a warrant is not exercised or disposed of by its expiration, it will expire worthless.

PRIVATIZATIONS

The Emerging Markets Fund believes that foreign government programs to sell all or part of the interests in government-owned or controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation and the Fund may invest in privatizations. The ability of U.S. entities such as this Fund to participate in privatizations in certain foreign countries may be limited by local law, or the terms for participation may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell interests in companies they currently own or control or that privatization programs will be successful. The Emerging Markets Fund imposes no specific limit on the amount of its assets that may be invested in privatizations. However, please note that the Fund's other portfolio restrictions would apply to privatizations, such as the restriction relating to illiquid securities.

SPECIAL SITUATIONS

The Emerging Markets Fund believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance its capital appreciation potential. Investments in special situations may be illiquid, as determined by the Manager based on criteria approved by the Board of Trustees. This Fund does not invest more than 15% of its net assets in illiquid investments, including special situations.

INVESTMENT COMPANIES

The Fund may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only way for the Emerging Markets Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the total asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. This Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer deemed to be a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Fund. See the Statement of Additional Information.

The Fund does not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits of such investment exceed associated costs. As a shareholder in an investment company, the Fund bears its ratable share of that investment company's expenses, including its advisory and administration fees. The Manager has agreed to waive its own management fee with respect to the portion of the Fund's assets invested in other open-end (but not closed-end) investment companies.

DEBT SECURITIES

The Emerging Markets Fund may purchase debt securities that complement its objective of capital appreciation, through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. Debt securities include U.S. Government securities, and the debt obligations of domestic and foreign governments and corporations, consistent with the investment objectives and policies of this Fund. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy that may be changed by the Board of Trustees, this Fund will not invest more than 5% of its total assets in debt securities or "junk bonds" rated lower than BBB by S&P, Baa by Moody's or BBB by Fitch, or in unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees. Subject to this limitation, this Fund may invest in any debt security, including securities in default. After its purchase by the Fund a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. Neither event would require the elimination of that security from the Fund's portfolio. However, a security downgraded below the Fund's minimum credit levels generally would be retained only if such retention was determined by the Manager and subsequently by the Board of Trustees to be in the best interests of the Fund. See "Risk Considerations."

In addition to traditional corporate, government and supranational debt securities, the Emerging Markets Fund may invest in external debt obligations issued by the governments, governmental entities and companies of emerging market countries.

The percentage distribution between equity and debt will vary from country to country. The following factors, among others, will influence the proportion of the Emerging Markets Fund's assets to be invested in equity securities versus debt securities: levels and anticipated trends in inflation and interest rates; expected rates of economic growth and corporate profits growth; changes in government policy, including regulations governing industry, trade, financial markets, and foreign and domestic investment; substance and likely development of government finances; and conditions of the balance of payments and changes in the terms of trade.

U.S. GOVERNMENT SECURITIES

The Fund may invest in fixed rate and floating or variable rate U.S. Government securities. Certain of the obligations, including U.S. Treasury Bills, Notes and Bonds, and mortgage-related securities of the Government National Mortgage
Association ("GNMA"), are issued or guaranteed by the U.S. Government. Other securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank, while others, such as those issued by the Federal National Mortgage Association ("FNMA"), Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

Short-term U.S. Government securities generally are considered to be among the safest short-term investments. However, the U.S. Government does not guarantee the net asset value of the Fund's shares. With respect to U.S. Government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such U.S. Government securities may involve risk of loss of principal and interest.

OTHER INVESTMENT PRACTICES

The Fund also may engage in the investment practices described below, each of which may involve certain special risks. The Statement of Additional Information, under the heading "Investment Objectives and Policies of the Funds," contains more detailed information about certain of these practices, including limitations designed to reduce related risks.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. Pursuant to a repurchase agreement, a Fund acquires a U.S. Government security or other high-grade liquid debt instrument from a bank, a broker-dealer or other financial institution that simultaneously agrees to repurchase the same security at a specified time and price. The repurchase price reflects an agreed-upon rate of return not determined by the coupon rate on the underlying security. Under the Investment Company Act of 1940, repurchase agreements are considered to be loans by the Fund and must therefore be fully collateralized in a manner similar to the Fund's loan of its portfolio securities. If the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as disposition costs in liquidating the security. See the Statement of Additional Information for further information.

BORROWING

The Fund may borrow money from banks only for temporary or emergency purposes, and then not in excess of 10% of the value of its total assets. The Fund may pledge its assets in connection with such borrowings. The Fund will not purchase any security while any such borrowings exceed 10% of the value of its total assets.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells one of its portfolio securities to a financial institution concurrently agreeing to repurchase the same security at an agreed-upon price and date. Although reverse repurchase agreements are fully collateralized transactions, the Fund aggregates such transactions with its bank borrowings in applying its borrowing limits. See the Statement of Additional Information for further information.

LEVERAGE

The Fund may leverage its portfolio to increase total return. Although leverage creates an opportunity for increased net income, it also creates special risk considerations. For example, leveraging may magnify changes in the net asset value of the Fund's shares. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained. To the extent income derived from securities purchased with borrowed funds exceeds the interest owed, the Fund's net income will be greater than if leveraging were not used, and to the extent such income is less, the Fund's net income will be less than if leveraging were not used.

4
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SECURITIES LENDING

The Fund may lend securities to brokers, dealers and other financial organizations. These loans may not exceed 10% of the value of the Fund's total assets. Such loans of securities are collateralized in an amount at least equal to the current market value of the loaned securities, plus any accrued interest, by cash, letters of credit, U.S. Government securities or other high-grade liquid debt securities that the Fund's custodian, or a designated sub-custodian, segregates from other Fund assets. In segregating such assets, the Fund custodian either places such assets in a segregated account or separately identifies such assets and renders them unavailable for investment.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

The Fund may purchase U.S. Government or other securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed-delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally 7 to 15 days later. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it causes its custodian to segregate cash, U.S. Government securities or other high-grade liquid debt securities equal to the value of the when-issued or forward commitment securities and causes the segregated assets to be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

HEDGING AND RISK MANAGEMENT PRACTICES

In seeking to protect against adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Fund, the Fund may employ certain risk management practices using the following derivative securities and techniques (known as "derivatives"): forward currency exchange contracts, stock options, currency options, and stock and stock index options, futures contracts and options on futures contracts on U.S. Government and foreign government securities and currencies. The Fund will not commit more than 10% of its total assets to such derivatives. Markets in some countries currently do not have instruments available for hedging transactions relating to currencies or to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such countries. To the extent that such markets do not exist, the Manager may not be able to hedge Fund investments effectively in such countries. Furthermore, the Fund engages in hedging activities only when the Manager deems it to be appropriate and does not necessarily engage in hedging transactions with respect to each investment. The Statement of Additional Information contains further information on the Fund's hedging and risk management practices, including related risks and other special considerations.

FORWARD CURRENCY CONTRACTS. A forward currency contract is a contract that is individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund normally conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of the transaction, or through entering into forward contracts to purchase or sell foreign currencies at a future date. The Fund generally does not enter into forward contracts with terms greater than one year.

The Fund generally enters into forward contracts only under two circumstances. First, if the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Manager believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted.

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES. The Fund also may purchase put and call options on securities and currencies traded on U.S. exchanges and, to the extent permitted by law, foreign exchanges, as well as in the over-the-counter market. The Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). The Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security (or an adverse movement in the applicable currency) below the exercise price less the premium paid for the option. Put options allow the Fund to protect unrealized gain in an appreciated security that it owns without actually selling the security. Prior to expiration, most options may be sold in a closing sale transaction. Profit or loss from the sale will depend upon whether the amount received is more or less than the premium paid for the option plus transaction costs.

The Fund also may  purchase  put and call  options on stock  indices in order to
hedge   against  the  risk  of  stock  market  or   industry-wide   stock  price
fluctuations.

The Fund may purchase options on currencies for hedging its positions in a manner similar to their use of forward foreign exchange contracts and futures contracts on currencies.

The Fund may purchase and write options in the over-the-counter market ("OTC options") to the same extent as it may engage in transactions in exchange-traded options. OTC options differ from exchange-traded options in that they are negotiated individually and terms of the contract are not standardized as is the case with exchange traded options. Because no clearing corporation is involved in an OTC option, there is a risk of non-performance by the option counterparty. However, the OTC options market generally provides a wider range of expiration dates and exercise prices than do the exchanges. It is the current position of the SEC staff that OTC options (and their underlying securities) are illiquid except to the extent that they are entered into with U.S. Government securities dealers designated by the Federal Reserve Bank of New York under guidelines specified by the SEC staff. Accordingly, the Fund will treat OTC options as illiquid pending a change in the SEC position. State laws may impose further limitations.

FUTURES AND OPTIONS ON FUTURES. To protect against the effect of adverse changes in interest rates, the Fund may purchase and sell interest rate futures contracts. An interest rate futures contract is an agreement by a Fund to purchase or sell debt securities, usually U.S. Government securities, at a specified date and price. The Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in the value of debt securities it owns. Conversely, the Fund may purchase an interest rate futures contract (i.e., enter into a futures contract to purchase an underlying security) to hedge against interest rate decreases and corresponding increases in the value of debt securities it anticipates purchasing. The Fund also may purchase and sell put and call options on interest rate futures contracts in lieu of entering into the underlying interest rate futures contracts. The Fund segregates cash, U.S. Government securities or other high-grade liquid debt obligations equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

The Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indices and currencies) and premiums paid for any such related options would exceed 5% of total assets.

HEDGING CONSIDERATIONS. There can be no assurance that the Fund's hedging transactions will be successful, and the Fund may be exposed to risk if it is unable to close out its futures or options positions due to an illiquid secondary market.

Futures,  options and options on futures  have  effective  durations  which,  in general, are closely related to the effective duration of their underlying securities. Holding purchased futures or call option positions (backed by segregated cash, U.S. Government securities or other high-grade liquid debt obligations) lengthens the effective duration of the Fund's portfolio. (While "term to maturity" measures only the period until debt securities finally mature, "effective duration" accounts for earlier payments and interest rate resets, so that it is a more useful indicator of the interest rate risk of a debt security.) Holding purchased futures or call option positions, by lengthening the effective duration of the portfolio, increases interest rate risk.

While the utilization of options, futures contracts and related options and similar instruments may be advantageous to the Fund, its performance will be impaired if the Manager is unsuccessful in employing such instruments in managing the Fund's investments or in predicting changes in the market. In addition, the Fund pays commissions and other costs in connection with such investments. Further discussion of the possible risks involved in such transactions is contained in the Statement of Additional Information.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. The Fund treats as illiquid any securities that are subject to restrictions on repatriation for more than seven days and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit. The Fund treats repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that meet the requirements of Rule 144A under the Securities Act of 1933, as amended, and that, subject to review by the Board of Trustees and guidelines adopted by the Board, the Manager has determined to be liquid.

DEFENSIVE INVESTMENTS AND PORTFOLIO TURNOVER

Notwithstanding its investment objective, the Fund may adopt up to a 100% cash or cash equivalent position for temporary defensive purposes to protect against the erosion of its capital base. Depending upon the Manager's analysis of the various markets and other considerations, all or part of the assets of the Fund may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies) such as U.S. Government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment in the Fund.

Portfolio securities are sold whenever the Manager believes it appropriate, regardless of how long the securities have been held. The Manager therefore changes the Fund's investments whenever it believes doing so will further the Fund's investment objective or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The annual portfolio turnover for the Fund is anticipated to be less than 100%. However, even when portfolio turnover exceeds 100%, the Fund does not regard portfolio turnover as a limiting factor.

INVESTMENT RESTRICTIONS

The investment objective of the Fund is fundamental and may not be changed without shareholder approval, but unless otherwise stated, the Fund's other investment policies may be changed by the Board of Trustees. If there is a change in the investment objective or policies of the Fund, a shareholder should consider whether the Fund remains an appropriate investment in light of its then-current financial positions and needs. The Fund is subject to additional investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental.

RISK CONSIDERATIONS

FOREIGN SECURITIES

All investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund. The Fund has the right to purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investment in securities of issuers in foreign nations. In addition, there is often less publicly available information about foreign issuers than those in the U.S. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements are often not comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts. Additional risk factors, including use of domestic and foreign custodian banks and depositories, are described elsewhere in the Prospectus and in the Statement of Additional Information.

Brokerage commissions, fees for custodial services, and other costs relating to investments by the Fund in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from the U.S., and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, resulting in settlement difficulty. The inability of the Fund to make intended security purchases due to settlement difficulty could cause the Fund to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declines in the intervening period or result in claims against the Fund if it has entered into a contract to sell the security. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

Because the securities of the Fund may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also affect the Fund's income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange between the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence on the Manager's ability to predict exchange rate movements.

Some countries in which the Fund may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on certain economies and securities. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

SMALL COMPANIES

While the Fund may invest in mature suppliers of products and services, and technologies, the Fund also may invest in smaller companies that may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate more than the prices of the securities of larger issuers.

LOWER QUALITY DEBT

The Emerging Markets Fund is authorized to invest in medium quality (rated or equivalent to BBB by S&P or Baa by Moody's) and in limited amounts of high risk, lower quality debt securities, sometimes called "junk bonds," (i.e., securities rated below BBB or Baa) or, if unrated, deemed to be of equivalent investment quality as determined by the Manager. Medium-quality debt securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. As an operating policy which may be changed by the Board of Trustees without shareholder approval, the Fund does not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's or, if unrated, deemed to be of comparable quality as determined by the Manager using guidelines approved by the Board of Trustees. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the interests of the Fund and its shareholders. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Manager to determine, to the extent reasonably possible, that the planned investment is sound. The Fund, from time to time, may purchase defaulted debt securities if, in the opinion of the Manager, the issuer may resume interest payments in the near future.

INTEREST RATES

The market value of debt securities sensitive to prevailing interest rates is inversely related to actual changes in interest rates. That is, a decline in interest rates produces an increase in the market value of these securities, and an increase in interest rates produces a decrease. Moreover, the longer the remaining maturity of a security, the greater is the effect of interest rate change on its market value. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of debt securities of that issuer.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities remaining in the Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and by factors including general economic factors, the underlying location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayments tends to decrease, lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayments tends to increase, shortening the average life of a pool of mortgages. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment.

MIXED AND SHARED FUNDING

Shares of the Fund are sold to insurance company separate accounts that fund both variable life insurance contracts and variable annuity contracts (as well as to qualified pension and retirement plans), referred to as "mixed funding." In addition, shares of the Fund are sold to separate accounts of more than one insurance company, referred to as "shared funding." At this time, the Fund does not foresee any disadvantage to any of the Fund's shareholders resulting either from mixed or shared funding. The Board of Trustees, however, will continue to review the Fund's mixed and shared funding to determine whether disadvantages to any shareholders develop.

MANAGEMENT OF THE FUND

The Montgomery Funds III has a Board of Trustees that establishes the Fund's policies and supervises and reviews their management. Day-to-day operations of the Fund are administered by the officers of the Trust and by the Manager pursuant to the terms of an investment management agreement with the Fund.

Montgomery Asset Management, L.P., is the Fund's Manager. The Manager, a California limited partnership, was formed in 1990 as an investment adviser registered as such with the SEC under the Investment Advisers Act of 1940, as amended, and since then has advised private accounts, series of two other registered investment companies and the Trust. Its general partner is Montgomery Asset Management, Inc., and its sole limited partner is Montgomery Securities. Under the Investment Company Act, both Montgomery Asset Management, Inc. and Montgomery Securities may be deemed control persons of the Manager. Although the operations and management of the Manager are independent from those of Montgomery Securities, the Manager may draw upon the research and administrative resources of Montgomery Securities in its discretion and consistent with applicable regulations.

Founded in 1969, Montgomery Securities is a fully integrated and highly focused investment banking partnership specializing in emerging growth companies. The firm's areas of expertise include research, corporate finance, sales and trading, and venture capital. Its research department is one of the largest, most experienced groups headquartered outside the East Coast. Through its corporate finance department, Montgomery Securities is a well recognized underwriter of public offerings, and provides broad distribution of securities through its sales and trading organization.

PORTFOLIO MANAGERS

O  MONTGOMERY VARIABLE SERIES: EMERGING
      MARKETS FUND

Josephine S. Jimenez, CFA, is a Managing Director and Portfolio Manager. From 1988 through 1991, Ms. Jimenez worked at Emerging Markets Investors Corporation/ Emerging Markets Management in Washington, D.C. as senior analyst and portfolio manager.

Bryan L. Sudweeks, Ph.D., CFA, is a Managing Director and Portfolio Manager. Before joining the Manager, he was a senior analyst and portfolio manager at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C. Previously, he was a Professor of International Finance and Investments at George Washington University and served as Adjunct Professor of International Investments from 1988 until May 1991.

MANAGEMENT FEES AND OTHER EXPENSES

The Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund, including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Fund with respect to the Manager's responsibilities under the Manager's Investment Management Agreement with the Fund. The Manager also compensates the members of the Board of Trustees who are interested persons of the Manager. As compensation, the Fund pays the Manager a management fee (accrued daily) based upon the value of the average daily net assets of the Fund, according to the following table. The management fees for the Fund are higher than for most mutual funds, but may be consistent with fees paid to managers of funds with comparable investment objectives and techniques.


                                                        Average Daily Net Assets     Annual Rate
-------------------------------------------------------------------------------------------------
MONTGOMERY VARIABLE SERIES:  EMERGING MARKETS FUND         First $250 million           1.25%
                                                           Over $250 million            1.00%
-------------------------------------------------------------------------------------------------


The Fund is responsible for its own operating expenses including, but not limited to: the Manager's fee; the Administrator's fee; taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, custodian, administrator, legal and auditing fees; fees and expenses of Trustees who are not interested persons of the Manager; salaries of certain personnel; costs and expenses of calculating their daily net asset value; costs and expenses of accounting, bookkeeping and recordkeeping required under the Investment Company Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of shares for sale under federal laws; all costs associated with shareholders meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Manager or its affiliates; printing and mailing prospectuses, statements of additional information and reports to shareholders; and other expenses relating to the Fund's operations, plus any extraordinary and nonrecurring expenses that are not expressly assumed by the Manager.

The Manager has agreed to reduce some or all of its management fees if necessary to keep total annual operating expenses, expressed on an annualized basis, for the Emerging Markets Fund at or below one and three-quarters percent (1.75%) of its average net assets. The Manager may terminate these voluntary reductions at any time. Any reductions made by the Manager in its fees are subject to reimbursement by the Fund within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

In addition, the Manager may elect to absorb operating expenses that the Fund is obligated to pay in order to increase the return to the Fund's shareholders. To the extent the Manager performs a service or assumes an operating expense for which the Fund is obligated to pay and the performance of such service or payment of such expense is not an obligation of the Manager under the Investment Management Agreement, the Manager is entitled to seek reimbursement from the Fund for the Manager's costs incurred in rendering such service or assuming such expense. The Manager, out of its own funds, also may compensate persons who distribute the Fund's shares as well as other service providers who provide shareholder and administrative services.

The Manager considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these factors are more fully discussed in the Statement of Additional Information, they include, but are not limited to, the reasonableness of commissions, the quality of services and execution and the availability of research that the Manager may lawfully and appropriately use in its investment management and advisory capacities.

It is anticipated that Montgomery Securities, an affiliate of the Manager, may act as one of the Fund's brokers in the purchase and sale of portfolio securities and, in that capacity, will receive brokerage commissions from the Fund. The Fund will use Montgomery Securities as its broker only when, in the judgment of the Manager and pursuant to review by the Board of Trustees, Montgomery Securities will obtain for the Fund a price and execution at least as favorable as that available from other qualified brokers. See "Execution of Portfolio Transactions" in the Statement of Additional Information for further information regarding Fund policies concerning execution of portfolio transactions.

Morgan Stanley Trust Company, located at One Pierrepont Plaza, Brooklyn, New York 11201, serves as the Fund's principal custodian (the "Custodian").

HOW TO INVEST IN THE FUND

The Trust offers shares of the Fund, without sales charge, at their next-determined net asset value after receipt of an order with payment only by one of the insurance companies for the Accounts to fund benefits under variable life insurance contracts and variable annuity contracts, or by a qualified pension or retirement plan.

HOW TO REDEEM AN INVESTMENT IN THE FUND

The Trust redeems shares of the Fund on any day that the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption by the Accounts or by the trustee in the case of qualified pension and retirement plans.

EXCHANGE PRIVILEGES AND RESTRICTIONS

Shares of the Fund may be exchanged for shares of another series of the Trust on the basis of their relative net asset values (with no sales charge or exchange fee) next determined after the time of the request by an Account or by a qualified pension or retirement plan, subject to the terms of the Account or plan. Holders of Variable Contracts should refer to the prospectuses related to their contracts with regard to their exchange privileges.

HOW NET ASSET VALUE IS DETERMINED

The net asset value of the Fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Per-share net asset value is calculated by dividing the value of the Fund's total net assets by the total number of the Fund's shares then outstanding.

As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Trust's officers, and by the manager and the Pricing Committee of the Board of Trustees, respectively, in accordance with methods that are specifically authorized by the Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board of Trustees. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of Fund shares even if there has not been any change in the foreign-currency denominated values of such securities.

Because foreign securities markets may close prior to the time the Fund determines its net asset value, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset value may not be reflected in the Fund's calculations of net asset values unless the Manager, under supervision of the Board of Trustees, determines that a particular event would materially affect the Fund's net asset value.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The Fund currently intends to make one or, if necessary to avoid the imposition of tax on the Fund, more distributions during each calendar year. A distribution may be made between November 1 and December 31 of each year with respect to any undistributed capital gains earned during the one year period ended October 31 of such calendar year. Another distribution of any undistributed capital gains may also be made following the Fund's fiscal year end (December 31). The amount and frequency of Fund distributions are not guaranteed and are at the discretion of the Board of Trustees.

Unless the Fund is otherwise instructed, all dividends and other distributions will be reinvested automatically in additional shares of the Fund and credited to the shareholder's account at the closing net asset value on the reinvestment date.

TAXATION

The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of its assets. The Fund generally will not be liable for federal income tax except to the extent it does not meet the requirements of Subchapter M by, for example, not distributing its earnings in a manner that satisfies the requirements of the Code. If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation. See the Statement of Additional Information for further information.

In addition to the diversification requirements in Subchapter M, the Fund is required to satisfy diversification requirements of Section 817(h) of the Code and the Investment Company Act. Pursuant to the requirements of Section 817(h) of the Code and related regulations, only Accounts and qualified pension and retirement plans may be shareholders of the Fund. Failure to comply with the requirements of Section 817(h) could result in taxation of the insurance company and immediate taxation of the owners of Variable Contracts to the full extent of appreciation under the contracts.

Holders of Variable Contracts should refer to the prospectuses relating to their contracts regarding the federal income tax treatment of ownership of such contracts.

GENERAL INFORMATION

THE TRUST

The Fund is a series of The Montgomery Funds III, a Delaware business trust organized on August 24, 1994. The Trust's Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.01 par value, in any number of series. The assets and liabilities of each series within the Trust are separate and distinct from each other series.

SHAREHOLDER RIGHTS

Shares issued by the Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. Each series of the Trust votes separately on matters affecting only that Series (e.g., approval of the Investment Management Agreement); all series of the Trust will vote as a single class on a dollar-weighted basis on matters affecting all series of the Trust jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees of the Trust. While the Trust is not required to and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board of Trustees at its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees pursuant to the provisions of Section 16(c) of the Investment Company Act.

The Fund may in the future offer shares to Accounts and qualified pension and retirement plans in separate classes, subject to appropriate exemptive relief and other applicable regulatory requirements.

The Fund has reserved the right, if approved by the Board of Trustees, to convert in the future to a "feeder" fund that would invest all of its assets in a "master" fund having substantially the same investment objective, policies and restrictions. Prior notice of any such action would be given to all shareholders if and when such a proposal is approved, although no such action has been proposed as of the date of this Prospectus.

For information on Variable Contract holders' rights to instruct the Accounts to vote shares of the Fund attributable to their Variable Contracts, such holders should refer to the prospectuses related to their Variable Contracts.

PERFORMANCE INFORMATION

From time to time, the Fund may publish its total return in advertisements and communications. Total return information generally will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period according to a specific formula. Aggregate total return is calculated in a similar manner, except that the results are not annualized. Total return figures will reflect all recurring charges against the Fund's income.

Investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

LEGAL OPINION

The validity of the shares offered by this Prospectus will be passed on by Heller, Ehrman, White & McAuliffe, 333 Bush Street, San Francisco, California 94104.

                        ---------------------------------

No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in this Prospectus, the Statement of Additional Information, or in the Fund's official sales literature.